Exhibit 10.2






                            INTEREST ESCROW AGREEMENT



                                      Among



                            WILMINGTON TRUST COMPANY
                        (as "Escrow Agent" and "Trustee")



                                       and



                                   PSINET Inc.
                                   ("Company")



                                 April 13, 1998

                            INTEREST ESCROW AGREEMENT


                  INTEREST ESCROW AGREEMENT ("Agreement"), dated as of April 13, 1998 by and among WILMINGTON TRUST COMPANY, a Delaware banking corporation, escrow agent (together with any Subcustodian (as defined below), "Escrow Agent") and as trustee for the benefit of the holders of the Notes (as defined below) under the Indenture (as defined below) (the "Trustee"), and PSINET INC., a New York corporation (the "Company").

                                    RECITALS
                           A. Pursuant to that certain Indenture dated as of April 13, 1998, by and among the Company and the Trustee (the "Indenture"), the Company has issued $600,000,000 aggregate principal amount of its 10% Senior Notes due 2005 (together with the notes issued in connection with the Exchange Offer, the "Notes").

                           B. The parties are  entering  into this  Agreement to
                  set forth the conditions upon which, and the manner in which, funds will be disbursed from the Interest Escrow Account to be established pursuant to this Agreement and released from the security interest and lien described in Section 6(a) of this Agreement.


                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meaning given in the Indenture. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

                  "Acceptable Replacement Escrow Agent" means a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, subject to supervision or examination by federal or state authority and having a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

                  "Affiliates" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Available Funds" means (A) the sum of (i) the Initial Escrow Amount and (ii) interest and other amounts earned, if any, or dividends paid on the funds in the Interest Escrow Account (including holdings of U.S. Government Securities), less (B) the aggregate disbursements previously made pursuant to this Agreement.

                  "Collateral" hall have the meaning given in Section 6(a) hereof.

                  "Escrow Agent" has the meaning set forth in Section 2(a) hereof.


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


                  "Escrow Account Statement" shall  have the  meaning  given  in
Section 2(g).

                  "Initial Escrow Amount" means $138.7 million.

                  "Interest Escrow Account" means the escrow account established pursuant to Section 2.

                  "Issue Date" means April 13, 1998.

                  "Payment Notice and Disbursement Request" means a notice sent by the Trustee to the Escrow Agent requesting a disbursement of funds from the Interest Escrow Account, in substantially the form of Exhibit A hereto. Each Payment Notice and Disbursement Request shall be signed by an officer of the Trustee.

                  "U.S. Government Securities" mean securities that are direct obligations of the United States of America, the payment of which its full faith and credit is pledged.

         2.    Interest Escrow Account, Escrow Agent.

         (a) Appointment of Escrow Agent. The Trustee and the Company hereby appoint Wilmington Trust Company, and Wilmington Trust Company hereby accepts appointment, as escrow agent (the "Escrow Agent") under the terms and conditions of this Agreement. The term "Escrow Agent" shall be deemed to include any successor to, or Subcustodian located in the State of New York ("Subcustodian") appointed by, the Escrow Agent.

         (b)   Establishment of Interest Escrow Account.

                  (i) Concurrently with the execution and delivery hereof, Escrow Agent shall establish the Interest Escrow Account, a non-interest bearing account, at the office of the Escrow Agent or Subcustodian in New York. Subject to the security interest granted therein for the benefit of the Trustee, and subject to the other terms and conditions of this Agreement, all funds accepted by Escrow Agent pursuant to this Agreement shall be held for the exclusive benefit of the Trustee, for the ratable benefit of the holders of the Notes. All such funds shall be held in the Interest Escrow Account until disbursed in accordance with the terms hereof. The Interest Escrow Account, and the funds and any U.S. Government Securities and permitted Cash Equivalents and proceeds held therein by the Escrow Agent, shall be deemed to be under the sole dominion and control of Escrow Agent for the benefit of the Trustee for the ratable benefit of the holders of the Notes and all such funds shall be held by the Escrow Agent separate and apart from all other funds of or held by the Escrow Agent, subject to Section 5. Concurrently with the execution and delivery hereof, the Company shall deliver the Initial Escrow Amount to the Escrow Agent for deposit into the Interest Escrow Account against the Escrow Agent's written acknowledgment and receipt of the Initial Escrow Amount. The Escrow Agent hereby acknowledges the security interest in the Collateral in favor of the Trustee as a secured party for the ratable benefit of the holders of the Notes. The Escrow Agent does not have any interest in the Collateral except as escrow holder for the benefit of the Trustee for the ratable benefit of the holders of the Notes. The parties acknowledge that this Agreement is intended to establish control of the Collateral in favor of the Escrow Agent for the benefit of Trustee for the ratable benefit of the holders of the Notes in accordance and for purposes of
Section 8-106 of the Uniform Commercial Code.

         The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes, fees, charges or expenses relating to the Collateral incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes, fees, charges or expenses. Any payments of income from the Interest Escrow Account shall



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

be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D. number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are part of the Collateral and is not responsible for any other reporting. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

         (c)   Escrow Agent Compensation.

                  (i) Escrow Agent and any Acceptable Replacement Escrow Agent shall be compensated pursuant to a separate agreement between the Company and Escrow Agent or such Acceptable Replacement Escrow Agent.

                  (ii) To the extent not paid by the Company when due, Escrow Agent shall be entitled to disburse from the Interest Escrow Account all amounts due to Escrow Agent as compensation for services to be performed by Escrow Agent under this Agreement (as determined by agreement with the Company or pursuant to this Section 2(c)(ii)).

         (d)   Investment of Funds in Interest Escrow Account.   Funds deposited
in the Interest Escrow Account shall be invested and reinvested upon the following terms and conditions:

                  (iii) Acceptable Investments. Funds deposited in the Interest Escrow Account (including proceeds of any U.S. Government Securities at maturity and interest and other earnings paid on any such investments) shall be invested by the Escrow Agent in U.S. Government Securities or temporarily in Cash Equivalents of the type referred to in clauses (ii) and (iv) of the definition of Cash Equivalents in the Indenture, in accordance with the Company's written instructions to the Escrow Agent accompanied by a certification of the Company that such investments are in accordance with the terms of this paragraph. The Company shall so instruct the Escrow Agent in a manner such that the Company in its sole discretion determines at such time is in accordance with the Indenture and will generate sufficient funds available without any further deposit by the Company of funds or securities into the Interest Escrow Account (other than the reinvestment of funds in U.S. Government Securities, Cash Equivalents permitted herein and funds held in the form of cash as U.S. Government Securities mature) to cover all interest due on the outstanding Notes, as such interest becomes due, for each Interest Payment Date occurring from the Issue Date and ending on (and including) the fifth such Interest Payment Date. Any U.S. Government Securities constituting Collateral maintained with the Federal Reserve Bank shall be transferred to a book-entry account in the name of the Escrow Agent, for the benefit of the Trustee for the ratable benefit of the holders of the Notes, (subject to Section 3 and Section 5). The Escrow Agent shall have no responsibility for determining whether funds held in the Interest Escrow Account shall have been invested in such a manner so as to comply with the requirements of the second sentence of this clause (i) or the Indenture, and shall have no responsibility for, and the Company indemnifies and holds harmless the Escrow Agent from any liability in connection with, any gain or loss on any investment made pursuant to this clause (i) or the lack of sufficient funds available in the Interest Escrow Account to cover all interest or other amounts due on any Interest Payment Date or otherwise.

                  (iv) Security Interest in Investments. No investment of funds in the Interest Escrow Account shall be made unless the Company has certified to Escrow Agent upon advice of legal counsel that, upon such investment, the Trustee will have a perfected security interest in the applicable investment (such advice of legal counsel relating solely to the manner of perfecting a security interest in a particular type of investment, but not to whether such perfection has been achieved in the instance). A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy the Escrow Agent may conclusively assume. When and if the Indenture is qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), to the extent, if any, that Section 314(b) of the TIA is applicable, on such date and on each annual anniversary of such date until the date upon which the balance of the Available Funds shall have been reduced to zero, each of the Trustee and the Escrow Agent shall receive an opinion of counsel to the Company, dated each such date as applicable, which opinion shall meet the requirements of Section 314(b) of the TIA.

                  (v) Interest and Dividends. Subject to the security interest granted therein for the benefit of the Trustee for the ratable benefit of the holders of the Notes, and subject to the other terms and conditions of this Agreement, all interest and other amounts earned and dividends paid on funds invested in such U.S. Government Securities in accordance with the written instructions of the Company shall be deposited in the Interest Escrow Account, and commingled with the funds therein, for the exclusive benefit of the Trustee for the ratable benefit of the holders of the Notes (subject to Sections 3 and 5 hereof) and shall be reinvested in accordance with the terms hereof at the Company's written instruction and subject to disbursement as provided herein.

         (e)   Limitation on Escrow Agent's Responsibilities.

                  (vi) Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Agreement. Without limiting the foregoing, the Escrow Agent shall maintain continuous exclusive possession, dominion and control of cash included in the Collateral and will cause the U.S. Government Securities to be registered in the book-entry system of and transferred to an account of the Escrow Agent or a sub-agent of the Escrow Agent at the Federal Reserve Bank. Escrow Agent shall not be subject to, or obligated to recognize, any agreement other than this Agreement to which the Company, the Trustee, or either of them may be a party. References in this Agreement to any such agreement are for identification and definitional purposes only.

                  (vii) Escrow Agent shall have no obligation with respect to the Interest Escrow Account other than to follow faithfully instructions contained in this Agreement or delivered to Escrow Agent in accordance with this Agreement. Escrow Agent may rely and act upon any written notice, instruction, direction, request, waiver, consent, receipt, or other paper or document ("Instructions") which it believes in good faith to be genuine and what it purports to be. Escrow Agent shall be subject to no liability with respect to the form, execution, or validity of any such Instruction. The Escrow Agent shall not be liable for verifying the accuracy of any certifications made by the Company or the Trustee, including without limitation, in any Payment Notice and Disbursement Request, pursuant to Section 2(d)(ii) hereof, or otherwise.

                  (viii) Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for doing anything which, in good faith, it may do or refrain from doing in connection with the Interest Escrow Account, except in each case in the event of Escrow Agent's gross negligence or wilful misconduct.

         (f)   Substitution of Escrow Agent.

                  (ix) The Company shall have the right to cause Escrow Agent to be relieved of its duties hereunder and to select a substitute escrow agent to serve hereunder (provided such substitute escrow agent is an Acceptable Replacement Escrow Agent), upon the expiration of thirty (30) days following delivery of written notice of substitution to Escrow Agent and the Trustee. Upon selection of such substitute escrow agent, such substitute escrow agent and the parties hereto other than the substituted escrow agent shall enter into an agreement substantially identical to this Agreement and, thereafter, Escrow Agent shall be relieved of its duties and obligations to perform hereunder, except that Escrow



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Agent shall  transfer to the substitute  escrow agent upon request  therefor all funds and U.S. Government Securities maintained by Escrow Agent hereunder and copies of all books, records, plans and other documents in Escrow Agent's possession relating to such funds or U.S. Government Securities or this Agreement.

                  (x) Escrow Agent, or any substitute escrow agent, may at any time resign and be discharged of its duties and obligations under this Agreement by giving at least sixty (60) days' notice to the Company and the Trustee. The Company shall appoint an Acceptable Replacement Escrow Agent or substitute escrow agent within such sixty day period.

                  (xi) If the Company fails to appoint a substitute escrow agent as required under paragraph (ii) above, Escrow Agent shall deliver all assets held in the Escrow Account to an Acceptable Replacement Escrow Agent of either its choosing or as appointed by a court upon application therefor, or to a court as directed.

                  (xii) Escrow Agent shall be discharged from any further duties under this Agreement upon its transfer of the assets held in the Escrow Account to an Acceptable Replacement Escrow Agent.

         (g) Interest Escrow Account Statement. The Escrow Agent shall deliver to the Company and the Trustee a monthly statement setting forth with reasonable particularity the Collateral then held by the Escrow Agent, and the manner in which such funds are invested (the "Escrow Account Statement"). The books and records of the Escrow Agent with respect to the Interest Escrow Account shall be open to inspection and audit at reasonable times during reasonable business hours by the Trustee and the Company or their respective representatives. The parties hereto irrevocably instruct Escrow Agent that on the first date upon which the balance in the Interest Escrow Account (including the holdings of all U.S. Government Securities) is reduced to zero, Escrow Agent shall deliver to the Company and to the Trustee a notice that the balance in the Interest Escrow Account has been reduced to zero.

         (h)   Other Powers of Escrow Agent.

                  (xiii) Escrow Agent may register any investments held by the Interest Escrow Account in its nominee name without increase or decrease of liability.

                  (xiv) Escrow Agent may consult with and obtain advice from legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or any of Escrow Agent's duties under this Agreement, and Escrow Agent shall incur no liability in acting in good faith in accordance with the advice of such counsel. The fees for consultation with such counsel shall be a proper expense chargeable to the Interest Escrow Account without a Payment Notice and Disbursement Request, provided that Escrow Agent provides the Company with prior written notice of any such charge.

         (i) Incumbency Certificate. The Company and the Trustee each shall provide a certificate to Escrow Agent as to the incumbency and signatures of those individuals authorized to provide from time to time instructions relating to the Interest Escrow Account or to execute documents to be provided to Escrow Agent. The Company and the Trustee also shall promptly notify Escrow Agent of any changes to such a certificate. Escrow Agent may rely on the accuracy and completeness of any such certificate unless and until it has received an acceptable replacement certificate. All certificates provided under this Section 2(i) shall be executed by the applicable party's corporate secretary or assistant secretary or, if the party does not have a corporate secretary or assistant secretary, by an authorized officer.

         3.    Disbursements.


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         (a)   Disbursements.  At least five  (5)  Business  Days  prior to each
Interest Payment Date described in Section 2(d)(i),  the Trustee shall submit to
the  Escrow  Agent  a  completed   Payment  Notice  and   Disbursement   Request
substantially in the form of Exhibit A hereto and the Escrow Agent shall, upon acceptance of such Payment Notice and Disbursement Request, and provided that there are sufficient funds in the Interest Escrow Account, disburse the funds requested to the Trustee for payment to the Holders of the Notes at or before 11:00 a.m. New York City time on the Interest Payment Date for which the completed Payment Notice and Disbursement Request was submitted. The Escrow Agent shall notify the Trustee and the Company as soon as reasonably possible (but not later than two (2) Business Days from the date of receipt of the Payment Notice and Disbursement Request) if any Payment Notice and Disbursement Request is rejected or not conforming with the requirements of this Agreement and the reason(s) therefor. Escrow Agent shall have no obligation to make any payment or disbursement in connection with any Payment Notice and Disbursement Request to the extent, if any, which there are insufficient funds in the Interest Escrow Account. The Escrow Agent and the Trustee will communicate expeditiously and use their best effort to cure any defect therein.

         (b) Retired Notes. In the event a portion of the Notes has been retired by the Company and submitted to the Trustee for cancellation and there is no Event of Default under the Indenture, funds representing the excess over the amount sufficient to pay interest through and including the fifth Interest Payment Date on the Notes not so retired and any amounts due to the Escrow Agent shall, upon written request of the Trustee to the Escrow Agent, be paid to the Company. The Trustee shall provide such notice to the Escrow Agent (i) upon receipt of notice of similar effect from, and certification of such retirement by, the Company, which notice and certification shall be provided to the Escrow Agent and (ii) upon the Company's compliance with the release of collateral provisions of the TIA to the extent applicable.

         (c) Excess Amounts. Notwithstanding anything in this Agreement to the contrary, so long as no Event of Default shall have occurred and being continuing, at such time as all interest due on the Notes through and including the fifth Interest Payment Date on the Notes has been paid to the Holders thereof pursuant to the Indenture and in accordance herewith, and all other amounts due and owing under this Agreement and the Indenture, including but not limited to the compensation, expenses, disbursements and advances of the Escrow Agent and the Trustee or their agents or counsel, upon the written request of the Trustee, the Escrow Agent shall disburse all remaining funds and U.S. Government Securities and permitted Cash Equivalents in the Interest Escrow Account to the Company and pending such disbursement shall hold such funds or securities for the Company, except that no such disbursement shall be made unless the Company has certified to the Escrow Agent that all interest due and payable on the Notes from time to time outstanding through and including the fifth Interest Payment Date has been paid to the Holders thereof pursuant to the Indenture and in accordance with this Agreement and the Company has indemnified the Escrow Agent, its officers, directors, employees and agents, for any liability, loss or expense in connection therewith.

         (d) Acceleration. Upon the acceleration of the maturity of the Notes prior to the payment in full of the first five scheduled interest payments, the Escrow Agent shall, upon the receipt of written notice from the Trustee, as agent for the Trustee, foreclose upon the Collateral and shall apply the proceeds of such foreclosure in accordance with Section 5.06 of the Indenture. The Escrow Agent shall be entitled to reimbursement of all expenses, disbursements and advances incurred or made by it in connection with such foreclosure and application of proceeds.

         4. Escrow Agent. The Escrow Agent's responsibility and liability under this Agreement shall be limited as follows: (i) the Escrow Agent does not represent, warrant or guaranty to the holders of the Notes from time to time the performance of the Company or the Trustee; (ii) the Escrow Agent shall have no responsibility to the Company or the holders of the Notes or the Trustee from time to time as a



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consequence  of  performance or  nonperformance  by the Escrow Agent  hereunder, except for any gross negligence or willful misconduct of the Escrow Agent; (iii) the Company shall remain solely responsible for all aspects of the Company's business and conduct; and (iv) the Escrow Agent is not obligated to supervise, inspect or inform the Company or any third party of any matter referred to above.

                  No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any funds or U.S. Government Securities held by it hereunder, including, without limitation any liability for any delay not resulting from gross negligence or wilful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

                  The Escrow Agent shall be entitled to rely upon any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Company or the Trustee in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                  The Escrow Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to Section 4(a)(ii)) shall not be liable for any action taken or omitted in accordance with such advice.

                  The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder. The Escrow Agent shall not be responsible for or incur any liability in connection with the performance of any investment made at the discretion of the Company, for any other loss or gain in the Interest Escrow Account, or for the sufficiency of funds in the Interest Escrow Account to cover interest payments on the Notes.

                  In the event the Escrow  Agent in good faith is in doubt as to what action to take under this Agreement with respect to any funds or property deposited hereunder, the Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such funds or property, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants (including the Company) directing the payment or delivery of funds or property. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.

                  No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any liability .

         5. Indemnity. The Company shall indemnify, hold harmless and defend Escrow Agent and the Trustee, and their respective directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs,

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legal  fees,  and  claims for  damages,  arising  from  Escrow  Agent's  and the
Trustee's respective performance under this Agreement, except to the extent that such liability, expense or claim is directly attributable to the gross negligence or wilful misconduct of such indemnified person. In connection with any claim, action, obligation, liability or expense for which indemnification is sought by the Escrow Agent hereunder, the Escrow Agent shall be entitled to recover its costs and expenses as incurred from funds available in the Interest Escrow Account.

Grant of Security Interest; Instructions to Escrow Agent.

         (e) The Company hereby irrevocably grants a first priority security interest in, pledges, assigns and sets over to the Trustee all of the Company's right, title and interest in the Initial Escrow Amount, the Interest Escrow Account, all funds held therein and all U.S. Government Securities and permitted Cash Equivalents and replacements thereof and proceeds of each of the foregoing held by or on behalf of the Escrow Agent including, without limitation, any of the foregoing which is a certificated or uncertificated security, a security entitlement, a securities account, investment property, a financial asset, a Treasury security (including any Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) (collectively, the "Collateral"), to secure all obligations and indebtedness of the Company under the Notes and any other obligation now or hereafter arising, of every kind and nature, owed by the Company under the Indenture to the Holders of the Notes or the Trustee.

         (f) The Company and the Trustee hereby irrevocably instruct the Escrow Agent to and the Escrow Agent will: (i)(A) maintain sole and exclusive possession, dominion and control over funds in the Interest Escrow Account for the benefit of the Trustee for the ratable benefit of the holders of the Notes as required herein and (B) take all applicable steps set forth in Section 2(d)(i) and 2(d)(ii); (ii) maintain all of the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against Escrow Agent of any nature whatsoever now or hereafter existing, in favor of anyone other than the Escrow Agent and the Trustee; (iii) promptly notify the Trustee if Escrow Agent becomes aware that any person other than the Trustee has a lien or security interest upon any portion of the Collateral (other than any claim which Escrow Agent may have against the Interest Escrow Account for unpaid fees and expenses); and (iv) immediately disburse all funds held in the Interest Escrow Account to the Trustee and transfer title to all U.S. Government Securities held by Escrow Agent hereunder to the Trustee upon written notice by the Trustee to Escrow Agent (without any consent from the Company) that as a result of an Event of Default under the Indenture, the indebtedness represented by the Notes has been accelerated and has become due and payable.

         (g) Any money and U.S. Government Securities collected by the Trustee pursuant to Section 6(b)(iii) of the Indenture shall be applied as provided in
Section 5.06 of the Indenture.

         (h) Upon demand, the Company will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral.

         (i) The Company hereby appoints the Trustee as its attorney-in-fact effective upon and during the continuance of a Default or an Event of Default under the Indenture with full power of substitution to do any act which the Company is obligated hereunder to do, and the Trustee may exercise such rights as the Company might exercise with respect to the Collateral and take any action in the Company's name to protect the Trustee's security interest hereunder.

         6. Termination. This Agreement shall terminate automatically ten(10) days following disbursement of all funds remaining in the Interest Escrow Account (including the proceeds of any U.S. Government Securities), unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof, not in violation of the Indenture), provided, however, that the obligations of the Company under Section 5 of this Agreement shall survive termination of this Agreement or the resignation or removal of the Escrow Agent; provided, further, however, that until such tenth day, this Agreement (or any permitted successor agreement) will remain in effect and the Company will use its reasonable best efforts to cause there to be an escrow agent (including any permitted successor thereto) acting hereunder (or under any such permitted successor agreement).

         7.    Miscellaneous.

         (j) Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

         (k) Invalidity. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

         (l) Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties, provided however, that the Escrow Agent may , in accordance with the terms of Agreement, appoint a Subcustodian hereunder. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

         (m) Benefit. The parties hereto, the holders of the Notes and their permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

         (n) Time. Time is of the essence in each provision of this Agreement of which time is an element.

         (o) Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement (including the security interest created hereby and perfection thereof) shall be determined in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles thereof.

         (p) Entire Agreement; Amendments. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

         (q) Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) three business days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, or (c) the next business day following the day timely delivered to a recognized next-day air courier, addressed as follows:

                  To Escrow Agent:

                  Wilmington Trust Company
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Attention: Corporate Trust Administration

                  To the Trustee:

                  Wilmington Trust Company
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Attention: Corporate Trust Administration



                  To the Company:

                  PSINet Inc.
                  510 Huntmar Park Drive
                  Herndon, Virginia 20170-5100
                  Attention:  Chief Financial Officer

                  with a copy to:

                  Nixon, Hargrave, Devans & Doyle LLP
                  437 Madison Avenue
                  New York, NY 10022
                  Attention: Richard F. Langan, Jr., Esq.

or at such other address as the specified entity most recently may have designated in writing in accordance with this section to the others; or (d) by facsimile transmission to the Escrow Agent at (302) 651-8882, to the Trustee at
(302) 651-8882, and to the Company at (703) 397-5396 and (703) 397-5349.

         (r) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (s) Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

         (t)   Authority of  the  Company;  Valid  and  Binding  Agreement.  The
Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Company. The execution, delivery and performance of this Agreement by the Company does not violate any applicable law or regulation to which the Company is subject and does not require the consent of any governmental or other regulatory body to which the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect.

         (u) Authority of the Escrow Agent and the Trustee; Valid and Binding Agreement. Each of the Escrow Agent and the Trustee hereby represents and warrants and this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

                                             [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have executed and delivered this Interest Escrow Agreement as of the date first above written.


ESCROW AGENT:     WILMINGTON TRUST COMPANY


                                             By:  /s/ Thomas P. Laskarsis
                                                 Name:  Thomas P. Laskarsis
                                                 Title: Vice President


TRUSTEE: WILMINGTON TRUST COMPANY


                                             By:  /s/ Thomas P. Laskarsis
                                                 Name:  Thomas P. Laskarsis
                                                 Title: Vice President


COMPANY: PSINET INC.

                                             By:  /s/ Edward D. Postal
                                                 Name:  Edward D. Postal
                                                 Title: Senior Vice President
                                                     and Chief Financial Officer

                                    Exhibit A
                 Form of Payment Notice and Disbursement Request

                           [Letterhead of the Trustee]
                                     [Date]
Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration

         Re:  Disbursement Request No. ___
               [indicate whether revised]

Ladies and Gentlemen:

                  We refer to the Interest Escrow Agreement ("Escrow Agreement") dated as of April 13, 1998 by and among Wilmington Trust Company, as Trustee and Escrow Agent, and PSINET Inc., a New York corporation (the "Company"). Unless otherwise specified, capitalized terms used herein shall have the meaning given in the Escrow Agreement.

                  This letter constitutes a Payment Notice and Disbursement Request under the Escrow Agreement.

                  [Choose one of the following, as applicable]

                  [The undersigned hereby notifies you that a scheduled interest payment in the amount of $_________ will become due on ___________, ____ and requests a disbursement of funds contained in the Interest Escrow Account in such amount to the Holders of the Notes pursuant to Section 3(a) of the Escrow Agreement.]

                  [The undersigned hereby notifies you that Notes equaling $_________ in aggregate principal amount have been retired and authorizes you to release $________ of funds in the Interest Escrow Account to the Company (to an account designated by the Company in writing), which amount represents the amount permitted to be released in accordance with Section 3(b) of the Escrow Agreement.]

                  [The undersigned hereby notifies you that all amounts due on the Notes up to and through _____________ have been paid from the Interest Escrow Account in accordance with the Indenture (as defined in the Escrow Agreement) and authorizes you to release to the Company all remaining funds contained in the Interest Escrow Account.]

                  [In accordance with Section 6(b)(iv) of the Escrow Agreement, the undersigned hereby notifies you that there has been an acceleration of the maturity of the Notes. Accordingly, you are hereby requested to disburse all remaining funds contained in the Interest Escrow Account to the Trustee such that the balance in the Interest Escrow Account is reduced to zero.]

                  In connection with the requested disbursement, the undersigned hereby notifies you that:

                  1. [The Notes have not, as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.]

                  2. All prior disbursements to the Trustee from the Interest Escrow Account have been applied.

                  3.       [Add wire instructions for payment to Trustee.]

                  The Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Payment Notice and Disbursement Request.


                                    WILMINGTON TRUST COMPANY
                                        as Trustee


                                    By:_________________________________________
                                       Name:
                                       Title: